Exhibit 99.2

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Note:

Unless otherwise stated, all references in this financial supplement to income (loss) from continuing operations, income (loss) from continuing operations per share, net income (loss), net income (loss) per share, adjusted operating income (loss), adjusted operating income (loss) per share, book value and book value per share should be read as income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders, income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share, net income (loss) available to Genworth Financial, Inc.’s common stockholders, net income (loss) available to Genworth Financial, Inc.’s common stockholders per share, non-U.S. Generally Accepted Accounting Principles (U.S. GAAP) adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders, non-GAAP adjusted operating income (loss) available to Genworth Financial, Inc.’s common stockholders per share, book value available to Genworth Financial, Inc.’s common stockholders and book value available to Genworth Financial, Inc.’s common stockholders per share, respectively.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Dear Investor,

On September 20, 2021, the company completed a minority initial public offering of 18.4% of Enact Holdings, Inc. (Enact Holdings), an indirect subsidiary, and now reflects net income attributable to noncontrolling interests in its Enact segment (formerly known as the U.S. Mortgage Insurance segment). Differences in the results of operations between the company’s Enact segment included herein and the Enact Holdings standalone results are predominantly due to the allocation of corporate overhead expenses, tax differences and operating results of Enact Holdings’ mortgage insurance run-off block with reference properties in Mexico as well as the operating results of its minority ownership interest in a mortgage guarantee business in India, which the company reports in Corporate and Other activities.

On March 3, 2021, the company completed the sale of its entire ownership interest of approximately 52% in Genworth Mortgage Insurance Australia Limited (“Genworth Australia”) through an underwriting agreement. Genworth Australia, previously the primary business in the Australia Mortgage Insurance segment, is reported as discontinued operations for all periods presented. Accordingly, all prior periods reflected herein have been re-presented on this basis. The following table presents a reconciliation of adjusted operating income (loss) as previously reported to adjusted operating income (loss) re-presented to reflect the Australia mortgage insurance business as discontinued operations for the periods indicated:

(Amounts in millions)	2020
	4Q	3Q	2Q	1Q	Total
ADJUSTED OPERATING INCOME (LOSS) AS PREVIOUSLY REPORTED	$173	$132	$(21)	$33	$317
Remove Australia Mortgage Insurance segment adjusted operating (income) loss reported as discontinued operations	16	(7)	(1)	(9)	(1)
Adjustment for corporate overhead allocations, net of taxes(1)	(5)	(4)	(4)	(4)	(17)
Tax adjustments(2)	4	4	3	—	11

RE-PRESENTED ADJUSTED OPERATING INCOME (LOSS)	$188	$125	$(23)	$20	$310

(1)	Expenses previously reported in the Australia Mortgage Insurance segment and moved to Corporate and Other activities.
(2)	Tax impacts resulting from the classification of Genworth Australia as discontinued operations.

Thank you for your continued interest in Genworth Financial, Inc.

Regards,

Investor Relations

InvestorInfo@genworth.com

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP financial measures entitled “adjusted operating income (loss)” and “adjusted operating income (loss) per share.” Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as income (loss) from continuing operations excluding the after-tax effects of income (loss) from continuing operations attributable to noncontrolling interests, net investment gains (losses), gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, initial gains (losses) on insurance block transactions, restructuring costs and infrequent or unusual non-operating items. Initial gains (losses) on insurance block transactions are defined as gains (losses) on the early extinguishment of non-recourse funding obligations, early termination fees for other financing restructuring and/or initial gains (losses) on reinsurance restructuring for certain blocks of business. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company’s segments and Corporate and Other activities. A component of the company’s net investment gains (losses) is the result of estimated future credit losses, the size and timing of which can vary significantly depending on market credit cycles. In addition, the size and timing of other investment gains (losses) can be subject to the company’s discretion and are influenced by market opportunities, as well as asset-liability matching considerations. Gains (losses) on the sale of businesses, gains (losses) on the early extinguishment of debt, initial gains (losses) on insurance block transactions and restructuring costs are also excluded from adjusted operating income (loss) because, in the company’s opinion, they are not indicative of overall operating trends. Infrequent or unusual non-operating items are also excluded from adjusted operating income (loss) if, in the company’s opinion, they are not indicative of overall operating trends.

While some of these items may be significant components of net income (loss) available to Genworth Financial, Inc.’s common stockholders in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. However, the items excluded from adjusted operating income (loss) have occurred in the past and could, and in some cases will, recur in the future. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Genworth Financial, Inc.’s common stockholders or net income (loss) available to Genworth Financial, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies.

Adjustments to reconcile net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate and are net of the portion attributable to noncontrolling interests. Net investment gains (losses) are also adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35).

In the fourth and third quarters of 2021, the company paid a pre-tax make-whole premium of $20 million and $6 million, respectively, related to the early redemption of Genworth Holdings, Inc.’s (Genworth Holdings) senior notes originally scheduled to mature in August 2023 and September 2021, respectively. In the fourth quarter of 2021, the company repurchased $209 million principal amount of Genworth Holdings’ senior notes due in 2023 and 2024 for a pre-tax loss of $15 million. In the first quarter of 2021, the company repurchased $146 million principal amount of Genworth Holdings’ senior notes due in September 2021 for a pre-tax loss of $4 million. During 2020, the company repurchased $84 million principal amount of Genworth Holdings’ senior notes with 2021 maturity dates for a pre-tax gain of $3 million and $1 million in the second and first quarters of 2020, respectively. In January 2020, the company paid a pre-tax make-whole expense of $9 million related to the early redemption of Genworth Holdings’ senior notes originally scheduled to mature in June 2020 and Rivermont Life Insurance Company I, the company’s indirect wholly-owned special purpose consolidated captive insurance subsidiary, early redeemed all of its $315 million outstanding non-recourse funding obligations originally due in 2050 resulting in a pre-tax loss of $4 million from the write-off of deferred borrowing costs. These transactions were excluded from adjusted operating income (loss) as they relate to gains (losses) on the early extinguishment of debt.

In the fourth quarter of 2021, the company recorded a pre-tax loss of $92 million as a result of ceding certain term life insurance policies as part of a life block transaction.

The company recorded a pre-tax expense of $5 million, $3 million, $5 million and $21 million in the fourth, third, second and first quarters of 2021, respectively, and $1 million in each of the fourth, second and first quarters of 2020 related to restructuring costs as it continues to evaluate and appropriately size its organizational needs and expenses. There were no infrequent or unusual items excluded from adjusted operating income (loss) during the periods presented.

The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting. This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 37 and 38 of this financial supplement.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Results of Operations and Selected Operating Performance Measures

The company’s chief operating decision maker evaluates segment performance and allocates resources on the basis of adjusted operating income (loss). The table on page 9 of this financial supplement provides a reconciliation of net income (loss) available to Genworth Financial, Inc.’s common stockholders to adjusted operating income (loss) for the periods presented and reflects adjusted operating income (loss) as determined in accordance with accounting guidance related to segment reporting.

The company taxes its businesses at the U.S. corporate federal income tax rate of 21%. Each segment is then adjusted to reflect the unique tax attributes of that segment, such as permanent differences between U.S. GAAP and tax law. The difference between the consolidated provision for income taxes and the sum of the provision for income taxes in each segment is reflected in Corporate and Other activities.

The annually-determined tax rates and adjustments to each segment’s provision for income taxes are estimates which are subject to review and could change from year to year.

This financial supplement contains selected operating performance measures including “sales” and “insurance in-force” or “risk in-force” which are commonly used in the insurance industry as measures of operating performance.

Management regularly monitors and reports sales metrics as a measure of volume of new business generated in a period. Sales refer to new insurance written for mortgage insurance products included in the company’s Enact segment. The company considers new insurance written to be a measure of the operating performance of its Enact segment because it represents a measure of new sales of insurance policies during a specified period, rather than a measure of revenues or profitability during that period.

Management regularly monitors and reports insurance in-force and risk in-force for the company’s Enact segment. Insurance in-force is a measure of the aggregate unpaid principal balance as of the respective reporting date for loans insured by the company’s U.S. mortgage insurance subsidiaries. Risk in-force is based on the coverage percentage applied to the estimated current outstanding loan balance. The company considers insurance in-force and risk in-force to be measures of the operating performance of its Enact segment because they represent measures of the size of its business at a specific date which will generate revenues and profits in a future period, rather than measures of its revenues or profitability during that period.

Management also regularly monitors and reports a loss ratio for the company’s businesses. For the U.S. mortgage insurance business included in the company’s Enact segment, the loss ratio is the ratio of benefits and other changes in policy reserves to net earned premiums. For the long-term care insurance business included in the company’s U.S. Life Insurance segment, the loss ratio is the ratio of benefits and other changes in reserves less tabular interest on reserves less loss adjustment expenses to net earned premiums. The company considers the loss ratio to be a measure of underwriting performance in these businesses and helps to enhance the understanding of the operating performance of the businesses.

These operating performance measures enable the company to compare its operating performance across periods without regard to revenues or profitability related to policies or contracts sold in prior periods or from investments or other sources.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Total Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income	$11,649	$11,476	$11,330	$11,083	$10,893
Total accumulated other comprehensive income	3,861	3,800	3,834	3,675	4,425

Total Genworth Financial, Inc.’s stockholders’ equity	$15,510	$15,276	$15,164	$14,758	$15,318

Book value per share	$30.57	$30.11	$29.89	$29.14	$30.28
Book value per share, excluding accumulated other comprehensive income	$22.96	$22.62	$22.33	$21.88	$21.54
Common shares outstanding as of the balance sheet date	507.4	507.4	507.4	506.5	505.8

	Twelve months ended
Twelve Month Rolling Average ROE	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
U.S. GAAP Basis ROE	8.0%	9.1%	10.3%	4.0%	1.7%
Operating ROE(1)	6.8%	7.1%	6.2%	4.3%	2.9%

	Three months ended
Quarterly Average ROE	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
U.S. GAAP Basis ROE	5.6%	11.0%	8.6%	6.8%	9.9%
Operating ROE(1)	5.7%	8.4%	6.9%	6.1%	7.0%

Basic and Diluted Shares	Three months ended December 31, 2021	Twelve months ended December 31, 2021
Weighted-average common shares used in basic earnings per share calculations	507.4	506.9
Potentially dilutive securities:
Stock options, restricted stock units and stock appreciation rights	8.2	7.8

Weighted-average common shares used in diluted earnings per share calculations	515.6	514.7

(1)	See page 37 herein for a reconciliation of U.S. GAAP Basis ROE to Operating ROE.

Consolidated Quarterly Results

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Consolidated Net Income (Loss) by Quarter

(amounts in millions, except per share amounts)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$576	$944	$947	$968	$3,435	$970	$963	$957	$946	$3,836
Net investment income	866	859	844	801	3,370	846	820	779	782	3,227
Net investment gains (losses)	132	88	70	33	323	147	351	93	(99)	492
Policy fees and other income	162	179	180	183	704	191	184	174	180	729

Total revenues	1,736	2,070	2,041	1,985	7,832	2,154	2,318	2,003	1,809	8,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	861	1,143	1,161	1,218	4,383	1,157	1,273	1,447	1,337	5,214
Interest credited	127	123	127	131	508	132	137	139	141	549
Acquisition and operating expenses, net of deferrals	354	290	304	275	1,223	253	235	210	237	935
Amortization of deferred acquisition costs and intangibles	108	106	86	77	377	174	94	87	108	463
Interest expense	31	35	43	51	160	55	47	42	51	195

Total benefits and expenses	1,481	1,697	1,721	1,752	6,651	1,771	1,786	1,925	1,874	7,356

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	255	373	320	233	1,181	383	532	78	(65)	928
Provision (benefit) for income taxes	62	67	75	59	263	82	130	23	(5)	230

INCOME (LOSS) FROM CONTINUING OPERATIONS	193	306	245	174	918	301	402	55	(60)	698
Income (loss) from discontinued operations, net of taxes(1)	(1)	12	(5)	21	27	(35)	34	(473)	(12)	(486)

NET INCOME (LOSS)	192	318	240	195	945	266	436	(418)	(72)	212
Less: net income from continuing operations attributable to noncontrolling interests	29	4	—	—	33	—	—	—	—	—
Less: net income (loss) from discontinued operations attributable to noncontrolling interests	—	—	—	8	8	(1)	18	23	(6)	34

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$163	$314	$240	$187	$904	$267	$418	$(441)	$(66)	$178

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders	$164	$302	$245	$174	$885	$301	$402	$55	$(60)	$698
Income (loss) from discontinued operations available to Genworth Financial, Inc.’s common stockholders	(1)	12	(5)	13	19	(34)	16	(496)	(6)	(520)

NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$163	$314	$240	$187	$904	$267	$418	$(441)	$(66)	$178

Earnings (Loss) Per Share Data:
Income (loss) from continuing operations available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.32	$0.59	$0.48	$0.35	$1.75	$0.60	$0.79	$0.11	$(0.12)	$1.38
Diluted	$0.32	$0.59	$0.47	$0.34	$1.72	$0.59	$0.79	$0.11	$(0.12)	$1.36
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.32	$0.62	$0.47	$0.37	$1.78	$0.53	$0.83	$(0.87)	$(0.13)	$0.35
Diluted	$0.32	$0.61	$0.47	$0.37	$1.76	$0.52	$0.82	$(0.86)	$(0.13)	$0.35
Weighted-average common shares outstanding
Basic	507.4	507.4	507.0	506.0	506.9	505.6	505.6	505.4	504.3	505.2
Diluted(2)	515.6	514.2	515.0	513.8	514.7	512.5	511.5	512.5	504.3	511.6

(1)

Income (loss) from discontinued operations relates to the company’s former Australia mortgage insurance business that was sold on March 3, 2021 and its former lifestyle protection insurance business that was sold on December 1, 2015. Refer to page 30 for operating results of Genworth Australia reported as discontinued operations. The company recorded an after-tax unfavorable adjustment of $1 million in the fourth quarter of 2021 and an after-tax favorable adjustment of $11 million in the first quarter of 2021 associated with a refinement to its tax matters agreement liability. During the third, second and first quarters of 2021 and the fourth, third and second quarters of 2020, the company recorded after-tax income (loss) of $9 million, $(4) million, $(1) million, $(30) million, $(22) million and $(520) million, respectively, related to a secured promissory note with AXA S.A. (AXA) resulting from a settlement agreement reached in 2020 regarding a dispute over payment protection insurance claims sold by the company’s former lifestyle protection insurance business. During the first quarter of 2021 and the third quarter of 2020, based on an updated estimate, the company adjusted a liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business which resulted in an after-tax benefit (loss) of $(4) million and $23 million, respectively.

(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended March 31, 2020, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended March 31, 2020, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended March 31, 2020, dilutive potential weighted-average common shares outstanding would have been 509.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Reconciliation of Net Income (Loss) to Adjusted Operating Income (Loss)

(amounts in millions, except per share amounts)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
NET INCOME (LOSS) AVAILABLE TO GENWORTH FINANCIAL, INC.’S
COMMON STOCKHOLDERS	$163	$314	$240	$187	$904	$267	$418	$(441)	$(66)	$178
Add: net income from continuing operations attributable to noncontrolling interests	29	4	—	—	33	—	—	—	—	—
Add: net income (loss) from discontinued operations attributable to noncontrolling interests	—	—	—	8	8	(1)	18	23	(6)	34

NET INCOME (LOSS)	192	318	240	195	945	266	436	(418)	(72)	212
Less: income (loss) from discontinued operations, net of taxes	(1)	12	(5)	21	27	(35)	34	(473)	(12)	(486)

INCOME (LOSS) FROM CONTINUING OPERATIONS	193	306	245	174	918	301	402	55	(60)	698
Less: net income from continuing operations attributable to noncontrolling interests	29	4	—	—	33	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	164	302	245	174	885	301	402	55	(60)	698

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO
GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses, net(1)	(133)	(88)	(70)	(33)	(324)	(144)	(350)	(97)	88	(503)
(Gains) losses on early extinguishment of debt	35	6	—	4	45	—	—	(3)	12	9
Initial loss from life block transaction	92	—	—	—	92	—	—	—	—	—
Expenses related to restructuring	5	3	5	21	34	1	—	1	1	3
Taxes on adjustments	1	16	14	2	33	30	73	21	(21)	103

ADJUSTED OPERATING INCOME (LOSS)	$164	$239	$194	$168	$765	$188	$125	$(23)	$20	$310

ADJUSTED OPERATING INCOME (LOSS):
Enact segment	$125	$134	$135	$126	$520	$95	$141	$(3)	$148	$381
U.S. Life Insurance segment:
Long-Term Care Insurance	119	133	98	95	445	129	59	48	1	237
Life Insurance	(98)	(68)	(40)	(63)	(269)	(20)	(69)	(81)	(77)	(247)
Fixed Annuities	20	28	13	30	91	20	24	28	6	78

Total U.S. Life Insurance segment	41	93	71	62	267	129	14	(5)	(70)	68

Runoff segment	16	11	15	12	54	13	19	24	(13)	43
Corporate and Other	(18)	1	(27)	(32)	(76)	(49)	(49)	(39)	(45)	(182)

ADJUSTED OPERATING INCOME (LOSS)	$164	$239	$194	$168	$765	$188	$125	$(23)	$20	$310

Earnings (Loss) Per Share Data:
Net income (loss) available to Genworth Financial, Inc.’s common stockholders per share
Basic	$0.32	$0.62	$0.47	$0.37	$1.78	$0.53	$0.83	$(0.87)	$(0.13)	$0.35
Diluted	$0.32	$0.61	$0.47	$0.37	$1.76	$0.52	$0.82	$(0.86)	$(0.13)	$0.35
Adjusted operating income (loss) per share
Basic	$0.32	$0.47	$0.38	$0.33	$1.51	$0.37	$0.25	$(0.05)	$0.04	$0.61
Diluted	$0.32	$0.46	$0.38	$0.33	$1.48	$0.37	$0.25	$(0.05)	$0.04	$0.61
Weighted-average common shares outstanding
Basic	507.4	507.4	507.0	506.0	506.9	505.6	505.6	505.4	504.3	505.2
Diluted(2)	515.6	514.2	515.0	513.8	514.7	512.5	511.5	512.5	504.3	511.6

(1)	Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves (see page 35 for reconciliation).
(2)

Under applicable accounting guidance, companies in a loss position are required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share. Therefore, as a result of the loss from continuing operations for the three months ended March 31, 2020, the company was required to use basic weighted-average common shares outstanding in the calculation of diluted loss per share for the three months ended March 31, 2020, as the inclusion of shares for stock options, restricted stock units and stock appreciation rights of 5.4 million would have been antidilutive to the calculation. If the company had not incurred a loss from continuing operations for the three months ended March 31, 2020, dilutive potential weighted-average common shares outstanding would have been 509.7 million.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value(1)	$60,480	$61,274	$61,649	$60,231	$63,495
Equity securities, at fair value	198	156	147	238	386
Commercial mortgage loans(2)	6,856	6,916	6,912	6,787	6,774
Less: Allowance for credit losses	(26)	(30)	(33)	(32)	(31)

Commercial mortgage loans, net	6,830	6,886	6,879	6,755	6,743
Policy loans	2,050	2,067	2,083	1,976	1,978
Limited partnerships	1,900	1,617	1,354	1,160	1,049
Other invested assets	820	718	906	599	1,050

Total investments	72,278	72,718	73,018	70,959	74,701
Cash, cash equivalents and restricted cash	1,571	1,937	2,214	1,964	2,561
Accrued investment income	647	626	573	704	655
Deferred acquisition costs	1,146	1,193	1,212	1,247	1,487
Intangible assets	143	147	151	155	157
Reinsurance recoverable	16,868	16,722	16,716	16,788	16,864
Less: Allowance for credit losses	(55)	(51)	(50)	(44)	(45)

Reinsurance recoverable, net	16,813	16,671	16,666	16,744	16,819
Other assets	388	396	403	439	404
Deferred tax asset	119	209	211	314	65
Separate account assets	6,066	5,978	6,202	6,032	6,081
Assets related to discontinued operations(3)	—	—	—	—	2,817

Total assets	$99,171	$99,875	$100,650	$98,558	$105,747

(1)  Amortized cost of $52,611 million, $53,181 million, $53,111 million, $53,470 million and $53,417 million as of December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and allowance for credit losses of $—, $—, $—, $3 million and $4 million as of December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively.

(2)  Net of unamortized balance of loan origination fees and costs of $4 million as of December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020.

(3)  Prior to the sale on March 3, 2021, the assets of Genworth Australia were segregated in the consolidated balance sheets. The major asset categories of Genworth Australia reported as discontinued operations were as follows:

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$—	$—	$—	$—	$2,295
Equity securities, at fair value	—	—	—	—	90
Other invested assets	—	—	—	—	154

Total investments	—	—	—	—	2,539
Cash, cash equivalents and restricted cash	—	—	—	—	95
Accrued investment income	—	—	—	—	16
Deferred acquisition costs	—	—	—	—	42
Intangible assets	—	—	—	—	43
Other assets	—	—	—	—	40
Deferred tax asset	—	—	—	—	42

Assets related to discontinued operations	$—	$—	$—	$—	$2,817

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Consolidated Balance Sheets

(amounts in millions)

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$41,528	$41,794	$42,165	$40,634	$42,695
Policyholder account balances	19,354	19,607	19,944	19,999	21,503
Liability for policy and contract claims	11,841	11,743	11,546	11,415	11,486
Unearned premiums	672	685	695	728	775
Other liabilities	1,511	1,568	1,664	1,710	1,614
Long-term borrowings	1,899	2,412	2,924	2,922	3,403
Separate account liabilities	6,066	5,978	6,202	6,032	6,081
Liabilities related to discontinued operations(1)	34	36	346	360	2,370

Total liabilities	82,905	83,823	85,486	83,800	89,927

Equity:
Common stock	1	1	1	1	1
Additional paid-in capital	11,858	11,850	12,018	12,011	12,008
Accumulated other comprehensive income (loss)	3,861	3,800	3,834	3,675	4,425
Retained earnings	2,490	2,325	2,011	1,771	1,584
Treasury stock, at cost	(2,700)	(2,700)	(2,700)	(2,700)	(2,700)

Total Genworth Financial, Inc.’s stockholders’ equity	15,510	15,276	15,164	14,758	15,318
Noncontrolling interests	756	776	—	—	502

Total equity	16,266	16,052	15,164	14,758	15,820

Total liabilities and equity	$99,171	$99,875	$100,650	$98,558	$105,747

(1)

Liabilities related to discontinued operations relates to a liability recorded in connection with a settlement agreement reached with AXA involving the sale of the company’s former lifestyle protection insurance business. Liabilities related to discontinued operations also includes an unrelated liability associated with underwriting losses on a product sold by a distributor in the company’s former lifestyle protection insurance business. In addition, prior to the sale on March 3, 2021, the liabilities of Genworth Australia were segregated in the consolidated balance sheets. The major liability categories of Genworth Australia reported as discontinued operations were as follows:

	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
LIABILITIES
Liability for policy and contract claims	$—	$—	$—	$—	$331
Unearned premiums	—	—	—	—	1,193
Other liabilities	—	—	—	—	104
Long-term borrowings	—	—	—	—	145

Liabilities related to discontinued operations	$—	$—	$—	$—	$1,773

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Consolidated Balance Sheet by Segment

(amounts in millions)

	December 31, 2021
	Enact	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,723	$64,084	$2,574	$2,115	$74,496
Deferred acquisition costs and intangible assets	37	1,129	113	10	1,289
Reinsurance recoverable, net	—	16,168	645	—	16,813
Deferred tax and other assets	90	(171)	62	526	507
Separate account assets	—	—	6,066	—	6,066

Total assets	$5,850	$81,210	$9,460	$2,651	$99,171

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$41,526	$2	$—	$41,528
Policyholder account balances	—	16,343	3,011	—	19,354
Liability for policy and contract claims	641	11,183	8	9	11,841
Unearned premiums	246	423	3	—	672
Other liabilities	123	765	40	583	1,511
Borrowings	740	—	—	1,159	1,899
Separate account liabilities	—	—	6,066	—	6,066
Liabilities related to discontinued operations	—	—	—	34	34

Total liabilities	1,750	70,240	9,130	1,785	82,905

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,276	7,159	324	890	11,649
Allocated accumulated other comprehensive income (loss)	68	3,811	6	(24)	3,861

Total Genworth Financial, Inc.’s stockholders’ equity	3,344	10,970	330	866	15,510
Noncontrolling interests	756	—	—	—	756
Total equity	4,100	10,970	330	866	16,266

Total liabilities and equity	$5,850	$81,210	$9,460	$2,651	$99,171

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Consolidated Balance Sheet by Segment

(amounts in millions)

	September 30, 2021
	Enact	U.S. Life Insurance	Runoff	Corporate and Other(1)	Total
ASSETS
Cash and investments	$5,871	$64,627	$2,616	$2,167	$75,281
Deferred acquisition costs and intangible assets	39	1,175	115	11	1,340
Reinsurance recoverable, net	—	16,017	654	—	16,671
Deferred tax and other assets	77	426	55	47	605
Separate account assets	—	—	5,978	—	5,978

Total assets	$5,987	$82,245	$9,418	$2,225	$99,875

LIABILITIES AND EQUITY
Liabilities:
Future policy benefits	$—	$41,792	$2	$—	$41,794
Policyholder account balances	—	16,603	3,004	—	19,607
Liability for policy and contract claims	648	11,065	20	10	11,743
Unearned premiums	255	427	3	—	685
Other liabilities	122	741	40	665	1,568
Borrowings	740	—	—	1,672	2,412
Separate account liabilities	—	—	5,978	—	5,978
Liabilities related to discontinued operations	—	—	—	36	36

Total liabilities	1,765	70,628	9,047	2,383	83,823

Equity:
Allocated equity, excluding accumulated other comprehensive income (loss)	3,337	7,907	365	(133)	11,476
Allocated accumulated other comprehensive income (loss)	109	3,710	6	(25)	3,800

Total Genworth Financial, Inc.’s stockholders’ equity	3,446	11,617	371	(158)	15,276
Noncontrolling interests	776	—	—	—	776

Total equity	4,222	11,617	371	(158)	16,052

Total liabilities and equity	$5,987	$82,245	$9,418	$2,225	$99,875

(1)	Includes inter-segment eliminations and other businesses that are managed outside the operating segments.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Enact	U.S. Life Insurance	Runoff	Total
Unamortized balance as of September 30, 2021	$28	$2,404	$136	$2,568
Costs deferred	1	1	—	2
Amortization, net of interest accretion(1)	(2)	(126)	(4)	(132)

Unamortized balance as of December 31, 2021	27	2,279	132	2,438
Effect of accumulated net unrealized investment (gains) losses	—	(1,271)	(21)	(1,292)

Balance as of December 31, 2021	$27	$1,008	$111	$1,146

(1)

Effective December 1, 2021, the company entered into a new reinsurance agreement under which it wrote off maintenance reserves of $33 million associated with certain term life insurance policies in connection with a life block transaction.

Enact Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Adjusted Operating Income (Loss) and Sales—Enact Segment

(amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$237	$243	$243	$252	$975	$251	$251	$243	$226	$971
Net investment income	35	36	35	35	141	35	34	31	33	133
Net investment gains (losses)	—	1	(2)	(1)	(2)	(1)	(2)	(1)	—	(4)
Policy fees and other income	1	1	—	2	4	2	1	1	2	6

Total revenues	273	281	276	288	1,118	287	284	274	261	1,106

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	6	34	30	55	125	89	45	228	19	381
Acquisition and operating expenses, net of deferrals	55	55	63	57	230	55	54	47	50	206
Amortization of deferred acquisition costs and intangibles	4	3	4	4	15	10	3	4	4	21
Interest expense	13	13	12	13	51	12	6	—	—	18

Total benefits and expenses	78	105	109	129	421	166	108	279	73	626

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	195	176	167	159	697	121	176	(5)	188	480
Provision (benefit) for income taxes	41	38	35	34	148	26	37	(1)	40	102

INCOME (LOSS) FROM CONTINUING OPERATIONS	154	138	132	125	549	95	139	(4)	148	378
Less: net income from continuing operations attributable to noncontrolling interests	29	4	—	—	33	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	125	134	132	125	516	95	139	(4)	148	378
ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS:
Net investment (gains) losses	—	(1)	2	1	2	1	2	1	—	4
Expenses related to restructuring	—	1	2	—	3	—	—	—	—	—
Taxes on adjustments	—	—	(1)	—	(1)	(1)	—	—	—	(1)

ADJUSTED OPERATING INCOME (LOSS)	$125	$134	$135	$126	$520	$95	$141	$(3)	$148	$381

SALES:
Primary New Insurance Written (NIW)	$21,400	$24,000	$26,700	$24,900	$97,000	$27,000	$26,600	$28,400	$17,900	$99,900

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Primary New Insurance Written Metrics—Enact Segment

(amounts in millions)

	2021								2020
	4Q		3Q		2Q		1Q		4Q		3Q		2Q		1Q
	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW	Primary NIW	% of Primary NIW
Payment Type
Monthly	$19,400	91%	$21,500	90%	$24,900	94%	$23,400	94%	$24,700	92%	$23,400	88%	$25,800	91%	$16,200	91%
Single	2,000	9	2,400	10	1,700	6	1,400	6	2,200	8	3,100	12	2,500	9	1,500	8
Other(1)	—	—	100	—	100	—	100	—	100	—	100	—	100	—	200	1

Total Primary	$21,400	100%	$24,000	100%	$26,700	100%	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

Origination
Purchase	$19,300	90%	$21,000	88%	$21,100	79%	$15,500	62%	$17,800	66%	$20,000	75%	$17,400	61%	$12,000	67%
Refinance	2,100	10	3,000	12	5,600	21	9,400	38	9,200	34	6,600	25	11,000	39	5,900	33

Total Primary	$21,400	100%	$24,000	100%	$26,700	100%	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

FICO Scores
Over 760	$9,400	44%	$10,700	45%	$11,800	44%	$10,500	42%	$10,500	39%	$11,300	43%	$12,300	43%	$7,500	42%
740 - 759	3,400	16	3,800	16	4,000	15	3,800	15	4,300	16	4,100	15	4,800	17	3,200	18
720 - 739	2,800	13	3,200	13	3,500	13	3,400	14	4,000	15	3,500	13	4,200	15	2,600	14
700 - 719	2,300	11	2,700	11	3,100	12	3,000	12	3,600	13	3,100	12	3,300	11	2,200	12
680 - 699	1,600	7	1,900	8	2,500	9	2,500	10	2,700	10	2,400	9	2,200	8	1,500	8
660 - 679(2)	1,100	5	1,000	4	1,100	4	1,000	4	1,100	4	1,300	5	900	3	500	3
640 - 659	600	3	500	2	500	2	500	2	600	2	600	2	500	2	300	2
620 - 639	200	1	200	1	200	1	200	1	200	1	300	1	200	1	100	1
<620	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Primary	$21,400	100%	$24,000	100%	$26,700	100%	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

Loan-To-Value Ratio
95.01% and above	$3,700	17%	$3,400	14%	$2,800	11%	$2,200	9%	$2,900	11%	$3,700	14%	$3,200	11%	$1,800	10%
90.01% to 95.00%	7,500	35	8,800	37	10,700	40	9,500	38	11,100	41	11,700	44	12,300	43	7,700	43
85.01% to 90.00%	6,200	29	7,500	31	8,600	32	8,400	34	8,100	30	7,100	27	8,100	29	5,500	31
85.00% and below	4,000	19	4,300	18	4,600	17	4,800	19	4,900	18	4,100	15	4,800	17	2,900	16

Total Primary	$21,400	100%	$24,000	100%	$26,700	100%	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

Debt-To-Income Ratio
45.01% and above	$5,000	23%	$4,200	17%	$3,300	12%	$2,600	10%	$3,100	11%	$3,100	12%	$4,000	14%	$3,500	20%
38.01% to 45.00%	7,000	33	7,900	33	9,200	35	8,700	35	10,200	38	9,900	37	9,600	34	6,000	33
38.00% and below	9,400	44	11,900	50	14,200	53	13,600	55	13,700	51	13,600	51	14,800	52	8,400	47

Total Primary	$21,400	100%	$24,000	100%	$26,700	100%	$24,900	100%	$27,000	100%	$26,600	100%	$28,400	100%	$17,900	100%

(1)	Includes loans with annual and split payment types.
(2)	Loans with unknown FICO scores are included in the 660-679 category.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Other Metrics—Enact Segment

(dollar amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total

Primary Insurance In-Force(1)	$226,514	$222,464	$217,477	$210,187		$207,947	$203,062	$197,047	$187,981

Risk In-Force
Primary(2)	$56,881	$55,866	$54,643	$52,866		$52,475	$51,393	$49,868	$47,740
Pool	105	117	123	134		146	156	169	179

Total Risk In-Force	$56,986	$55,983	$54,766	$53,000		$52,621	$51,549	$50,037	$47,919

Expense Ratio(3)	25%	24%	27%	24%	25%	26%	23%	21%	24%	23%

Primary Persistency	69%	65%	63%	56%	62%	57%	59%	59%	74%	59%

Combined Risk To Capital Ratio(4)	12.2:1	11.8:1	11.8:1	11.7:1		12.1:1	12.1:1	12.0:1	12.2:1

GMICO Risk To Capital Ratio(4),(5)	12.3:1	11.9:1	12.0:1	11.9:1		12.3:1	12.3:1	12.2:1	12.4:1

PMIERs Available Assets(6)	$5,077	$5,126	$4,926	$4,769		$4,588	$4,451	$4,218	$3,974

PMIERs Required Assets(6)	$3,074	$2,839	$2,985	$3,005		$3,359	$3,377	$2,943	$2,803

Available Assets Above PMIERs Requirements(6)	$2,003	$2,287	$1,941	$1,764		$1,229	$1,074	$1,275	$1,171

PMIERs Sufficiency Ratio(6)	165%	181%	165%	159%		137%	132%	143%	142%

Average Primary Loan Size (in thousands)	$242	$237	$233	$228		$225	$222	$220	$217

The expense ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Primary insurance in-force represents aggregate unpaid balance for loans the company’s U.S. mortgage insurance subsidiaries insure. Original loan balances are primarily used to determine premiums.
(2)	Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors.
(3)

The ratio of an insurer’s general expenses to net earned premiums. In the business, general expenses consist of acquisition and operating expenses, net of deferrals, and amortization of DAC and intangibles. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by two percentage points for the three months ended June 30, 2021.

(4)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingency reserve, commonly known as the “risk to capital” requirement. The current period risk to capital ratio is an estimate due to the timing of the filing of statutory statements and is prepared consistent with the presentation of the statutory financial statements in the combined annual statement of the company’s U.S. mortgage insurance subsidiaries.

(5)	Genworth Mortgage Insurance Corporation (GMICO), the company’s principal U.S. mortgage insurance subsidiary.
(6)

The Private Mortgage Insurer Eligibility Requirements (PMIERs) sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company’s U.S. mortgage insurance subsidiaries which remain in effect until certain conditions are met. These restrictions required GMICO to maintain 115% of published PMIERs minimum required assets among other restrictions as of December 31, 2021. Effective January 1, 2022, these requirements increased to 120%.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Loss Metrics—Enact Segment

(amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Average Paid Claim (in thousands)(1)	$27.2	$26.7	$63.1	$54.7		$47.2	$55.6	$47.1	$45.0
Average Reserve Per Primary Delinquency (in thousands)(2)	$24.4	$21.2	$17.5	$13.7		$11.5	$8.8	$7.1	$13.1

Reserves:
Primary direct case	$606	$613	$589	$564		$517	$436	$379	$202
All other(3)	35	35	35	39		38	38	60	28

Total Reserves	$641	$648	$624	$603		$555	$474	$439	$230

Beginning Reserves	$648	$624	$603	$555	$555	$474	$439	$230	$233	$233
Paid claims	(13)	(10)	(9)	(7)	(39)	(8)	(10)	(19)	(22)	(59)
Increase in reserves	6	34	30	55	125	89	45	228	19	381

Ending Reserves	$641	$648	$624	$603	$641	$555	$474	$439	$230	$555

Loss Ratio(4)	3%	14%	12%	22%	13%	35%	18%	94%	8%	39%

The loss ratio included above was calculated using whole dollars and may be different than the ratio calculated using the rounded numbers included herein.

(1)	Average paid claim in the fourth and third quarters of 2021 includes payment in relation to agreements on non-performing loans.
(2)	Primary direct case reserves divided by primary delinquency count.
(3)	Other includes loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(4)	The ratio of benefits and other changes in policy reserves to net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Delinquency Metrics—Enact Segment

(dollar amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Primary Loans
Primary loans in-force	937,350	936,934	933,616	922,186		924,624	913,974	896,232	868,111
Primary delinquent loans	24,820	28,904	33,568	41,332		44,904	49,692	53,587	15,417
Primary delinquency rate	2.65%	3.08%	3.60%	4.48%		4.86%	5.44%	5.98%	1.78%

Beginning Number of Primary Delinquencies	28,904	33,568	41,332	44,904	44,904	49,692	53,587	15,417	16,392	16,392
New delinquencies	8,282	7,427	6,862	10,053	32,624	11,923	16,664	48,373	8,114	85,074
Delinquency cures	(11,929)	(11,746)	(14,473)	(13,478)	(51,626)	(16,548)	(20,404)	(9,795)	(8,649)	(55,396)
Paid claims	(430)	(343)	(143)	(134)	(1,050)	(152)	(152)	(404)	(440)	(1,148)
Rescissions and claim denials	(7)	(2)	(10)	(13)	(32)	(11)	(3)	(4)	—	(18)

Ending Number of Primary Delinquencies	24,820	28,904	33,568	41,332	24,820	44,904	49,692	53,587	15,417	44,904

Composition of Cures
Reported delinquent and cured-intraquarter	1,274	1,143	1,149	1,549		1,433	1,939	3,992	2,236
Number of missed payments delinquent prior to cure:
3 payments or less	3,563	3,080	4,179	4,812		5,567	13,022	4,522	4,850
4 - 11 payments	2,691	3,492	6,055	6,849		9,347	5,239	1,122	1,389
12 payments or more	4,401	4,031	3,090	268		201	204	159	174

Total	11,929	11,746	14,473	13,478		16,548	20,404	9,795	8,649

Primary Delinquencies by Missed Payment Status
3 payments or less	6,586	6,192	6,030	8,296		10,484	13,904	43,158	7,650
4 - 11 payments	7,360	9,021	12,378	21,011		30,324	32,366	7,448	4,909
12 payments or more	10,874	13,691	15,160	12,025		4,096	3,422	2,981	2,858

Primary Delinquencies	24,820	28,904	33,568	41,332		44,904	49,692	53,587	15,417

	December 31, 2021
Primary Direct Case Reserves(1) and Percentage Reserved by Payment Status	Direct Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$35	$340	10%
4 - 11 payments in default	111	426	26%
12 payments or more in default	460	643	72%

Total	$606	$1,409	43%

	December 31, 2020
Primary Direct Case Reserves(1) and Percentage Reserved by Payment Status	Direct Case Reserves	Risk In-Force	Reserves as % of Risk In-Force
3 payments or less in default	$43	$549	8%
4 - 11 payments in default	331	1,853	18%
12 payments or more in default	143	204	70%

Total	$517	$2,606	20%

(1)	Primary direct case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Portfolio Quality Metrics—Enact Segment

(amounts in millions)

	December 31, 2021
Policy Year	Average Rate(1)	% of Direct Case Reserves(2)	Primary Insurance In-Force	% of Total	Primary Risk In-Force	% of Total	Delinquency Rate
2004 and prior	6.20%	2%	$541	—%	$154	—%	13.24%
2005 to 2008	5.58%	22	7,655	3	1,958	3	10.23%
2009 to 2013	4.32%	2	1,404	1	370	1	5.54%
2014	4.49%	3	1,965	1	534	1	5.51%
2015	4.17%	5	4,488	2	1,197	2	4.24%
2016	3.89%	8	8,997	4	2,388	4	3.69%
2017	4.26%	10	8,962	4	2,324	4	4.78%
2018	4.78%	13	9,263	4	2,330	4	5.93%
2019	4.20%	19	21,730	10	5,454	10	3.89%
2020	3.23%	14	69,963	31	17,574	31	1.50%
2021	3.08%	2	91,546	40	22,598	40	0.37%

Total	3.52%	100%	$226,514	100%	$56,881	100%	2.65%

	December 31, 2021		September 30, 2021		December 31, 2020
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Loan-to-value ratio
95.01% and above	$9,907	17%	$9,490	17%	$9,279	18%
90.01% to 95.00%	27,608	49	27,509	49	26,774	51
85.01% to 90.00%	15,644	27	15,322	28	13,562	26
85.00% and below	3,722	7	3,545	6	2,860	5

Total	$56,881	100%	$55,866	100%	$52,475	100%

	December 31, 2021		September 30, 2021		December 31, 2020
	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force	Primary Risk In-Force	Percent of Primary Risk In-Force
Credit Quality
Over 760	$22,489	40%	$21,767	39%	$19,691	37%
740 - 759	9,009	16	8,824	16	8,497	16
720 - 739	8,055	14	7,966	14	7,673	15
700 - 719	6,907	12	6,923	12	6,579	12
680 - 699	5,334	9	5,383	10	5,100	10
660 - 679(3)	2,638	5	2,568	5	2,442	5
640 - 659	1,530	3	1,497	3	1,472	3
620 - 639	702	1	705	1	737	1
<620	217	—	233	—	284	1

Total	$56,881	100%	$55,866	100%	$52,475	100%

(1)	Average annual mortgage interest rate weighted by insurance in-force.
(2)	Direct primary case reserves exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves.
(3)	Loans with unknown FICO scores are included in the 660-679 category.

U.S. Life Insurance Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Adjusted Operating Income (Loss)—U.S. Life Insurance Segment

(amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$338	$699	$703	$714	$2,454	$717	$711	$712	$718	$2,858
Net investment income	777	773	763	716	3,029	765	726	692	695	2,878
Net investment gains (losses)	134	87	66	42	329	121	348	118	(70)	517
Policy fees and other income	128	144	145	148	565	157	152	142	144	595

Total revenues	1,377	1,703	1,677	1,620	6,377	1,760	1,937	1,664	1,487	6,848

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	849	1,097	1,129	1,155	4,230	1,050	1,221	1,213	1,297	4,781
Interest credited	84	85	87	90	346	91	95	97	100	383
Acquisition and operating expenses, net of deferrals	243	211	219	192	865	164	158	147	151	620
Amortization of deferred acquisition costs and intangibles	99	96	77	68	340	161	87	83	87	418
Interest expense	—	—	—	—	—	—	—	—	5	5

Total benefits and expenses	1,275	1,489	1,512	1,505	5,781	1,466	1,561	1,540	1,640	6,207

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	102	214	165	115	596	294	376	124	(153)	641
Provision (benefit) for income taxes	28	53	42	32	155	70	87	33	(27)	163

INCOME (LOSS) FROM CONTINUING OPERATIONS	74	161	123	83	441	224	289	91	(126)	478

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(135)	(87)	(67)	(41)	(330)	(123)	(348)	(121)	67	(525)
Losses on early extinguishment of debt	—	—	—	—	—	—	—	—	4	4
Initial loss from life block transaction	92	—	—	—	92	—	—	—	—	—
Expenses related to restructuring	—	1	2	14	17	1	—	—	—	1
Taxes on adjustments	10	18	13	6	47	27	73	25	(15)	110

ADJUSTED OPERATING INCOME (LOSS)	$41	$93	$71	$62	$267	$129	$14	$(5)	$(70)	$68

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(134)	$(87)	$(66)	$(42)	$(329)	$(121)	$(348)	$(118)	$70	$(517)
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	—	(1)	1	(1)	(2)	—	(3)	(3)	(8)

Net investment (gains) losses, net	$(135)	$(87)	$(67)	$(41)	$(330)	$(123)	$(348)	$(121)	$67	$(525)

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Adjusted Operating Income—U.S. Life Insurance Segment—Long-Term Care Insurance

(amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$644	$652	$648	$646	$2,590	$668	$661	$649	$642	$2,620
Net investment income	532	521	509	465	2,027	499	456	422	419	1,796
Net investment gains (losses)	83	80	67	27	257	118	347	129	(55)	539
Policy fees and other income	(6)	3	2	2	1	3	2	—	—	5

Total revenues	1,253	1,256	1,226	1,140	4,875	1,288	1,466	1,200	1,006	4,960

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	817	802	822	829	3,270	863	901	876	928	3,568
Interest credited	—	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	163	165	176	141	645	114	108	103	101	426
Amortization of deferred acquisition costs and intangibles	30	31	27	24	112	21	25	21	24	91
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	1,010	998	1,025	994	4,027	998	1,034	1,000	1,053	4,085

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	243	258	201	146	848	290	432	200	(47)	875
Provision (benefit) for income taxes	59	63	50	38	210	69	99	49	(4)	213

INCOME (LOSS) FROM CONTINUING OPERATIONS	184	195	151	108	638	221	333	151	(43)	662

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(83)	(80)	(67)	(27)	(257)	(118)	(347)	(129)	55	(539)
Expenses related to restructuring	—	1	1	10	12	1	—	—	—	1
Taxes on adjustments	18	17	13	4	52	25	73	26	(11)	113

ADJUSTED OPERATING INCOME	$119	$133	$98	$95	$445	$129	$59	$48	$1	$237

RATIOS:
Loss Ratio(1)	62%	58%	62%	62%	61%	65%	71%	69%	78%	71%
Gross Benefits Ratio(2)	127%	123%	127%	128%	126%	129%	136%	135%	145%	136%

(1)	The loss ratio was calculated by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.
(2)	The gross benefits ratio was calculated by dividing benefits and other changes in policy reserves by net earned premiums.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Adjusted Operating Loss—U.S. Life Insurance Segment—Life Insurance

(amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums(1)	$(306)	$47	$55	$68	$(136)	$49	$50	$63	$76	$238
Net investment income	124	128	126	125	503	131	131	127	130	519
Net investment gains (losses)	50	6	6	12	74	10	4	5	1	20
Policy fees and other income	131	139	142	143	555	151	148	140	141	580

Total revenues	(1)	320	329	348	996	341	333	335	348	1,357

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves(1)	(14)	252	245	282	765	131	269	289	302	991
Interest credited	53	53	53	56	215	55	57	57	59	228
Acquisition and operating expenses, net of deferrals	66	36	34	40	176	38	39	34	39	150
Amortization of deferred acquisition costs and intangibles	62	59	43	41	205	133	52	53	44	282
Interest expense	—	—	—	—	—	—	—	—	5	5

Total benefits and expenses	167	400	375	419	1,361	357	417	433	449	1,656

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(168)	(80)	(46)	(71)	(365)	(16)	(84)	(98)	(101)	(299)
Benefit for income taxes	(37)	(17)	(10)	(15)	(79)	(3)	(18)	(21)	(22)	(64)

LOSS FROM CONTINUING OPERATIONS	(131)	(63)	(36)	(56)	(286)	(13)	(66)	(77)	(79)	(235)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	(50)	(6)	(6)	(12)	(74)	(10)	(4)	(5)	(1)	(20)
Losses on early extinguishment of debt	—	—	—	—	—	—	—	—	4	4
Initial loss from life block transaction	92	—	—	—	92	—	—	—	—	—
Expenses related to restructuring	—	—	1	3	4	—	—	—	—	—
Taxes on adjustments	(9)	1	1	2	(5)	3	1	1	(1)	4

ADJUSTED OPERATING LOSS	$(98)	$(68)	$(40)	$(63)	$(269)	$(20)	$(69)	$(81)	$(77)	$(247)

(1)

In the fourth quarter of 2021, as part of a life block transaction, the company entered into a new reinsurance agreement to cede certain of its term life insurance policies. This new reinsurance agreement primarily reduced premiums by $360 million and reduced benefits and other changes in policy reserves by $268 million for the amounts initially ceded.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Adjusted Operating Income—U.S. Life Insurance Segment—Fixed Annuities

(amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	121	124	128	126	499	135	139	143	146	563
Net investment gains (losses)	1	1	(7)	3	(2)	(7)	(3)	(16)	(16)	(42)
Policy fees and other income	3	2	1	3	9	3	2	2	3	10

Total revenues	125	127	122	132	506	131	138	129	133	531

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	46	43	62	44	195	56	51	48	67	222
Interest credited	31	32	34	34	131	36	38	40	41	155
Acquisition and operating expenses, net of deferrals	14	10	9	11	44	12	11	10	11	44
Amortization of deferred acquisition costs and intangibles	7	6	7	3	23	7	10	9	19	45
Interest expense	—	—	—	—	—	—	—	—	—	—

Total benefits and expenses	98	91	112	92	393	111	110	107	138	466

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	27	36	10	40	113	20	28	22	(5)	65
Provision (benefit) for income taxes	6	7	2	9	24	4	6	5	(1)	14

INCOME (LOSS) FROM CONTINUING OPERATIONS	21	29	8	31	89	16	22	17	(4)	51

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	(2)	(1)	6	(2)	1	5	3	13	13	34
Expenses related to restructuring	—	—	—	1	1	—	—	—	—	—
Taxes on adjustments	1	—	(1)	—	—	(1)	(1)	(2)	(3)	(7)

ADJUSTED OPERATING INCOME	$20	$28	$13	$30	$91	$20	$24	$28	$6	$78

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$(1)	$(1)	$7	$(3)	$2	$7	$3	$16	$16	$42
Adjustment for DAC and other intangible amortization and certain benefit reserves	(1)	—	(1)	1	(1)	(2)	—	(3)	(3)	(8)

Net investment (gains) losses, net	$(2)	$(1)	$6	$(2)	$1	$5	$3	$13	$13	$34

Runoff Segment

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Adjusted Operating Income (Loss)—Runoff Segment

(amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Net investment income	$53	$49	$43	$49	$194	$52	$55	$54	$49	$210
Net investment gains (losses)	—	(1)	10	(6)	3	30	15	4	(75)	(26)
Policy fees and other income	33	33	35	33	134	32	33	32	33	130

Total revenues	86	81	88	76	331	114	103	90	7	314

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	5	12	2	8	27	17	7	4	20	48
Interest credited	43	38	40	41	162	41	42	42	41	166
Acquisition and operating expenses, net of deferrals	14	12	14	13	53	12	12	11	13	48
Amortization of deferred acquisition costs and intangibles	4	7	4	5	20	3	4	(1)	17	23

Total benefits and expenses	66	69	60	67	262	73	65	56	91	285

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	20	12	28	9	69	41	38	34	(84)	29
Provision (benefit) for income taxes	4	2	6	1	13	8	8	6	(18)	4

INCOME (LOSS) FROM CONTINUING OPERATIONS	16	10	22	8	56	33	30	28	(66)	25

ADJUSTMENTS TO INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net(1)	—	1	(9)	5	(3)	(25)	(14)	(5)	67	23
Taxes on adjustments	—	—	2	(1)	1	5	3	1	(14)	(5)

ADJUSTED OPERATING INCOME (LOSS)	$16	$11	$15	$12	$54	$13	$19	$24	$(13)	$43

(1) Net investment (gains) losses were adjusted for DAC and other intangible amortization and certain benefit reserves as reconciled below:
Net investment (gains) losses, gross	$—	$1	$(10)	$6	$(3)	$(30)	$(15)	$(4)	$75	$26
Adjustment for DAC and other intangible amortization and certain benefit reserves	—	—	1	(1)	—	5	1	(1)	(8)	(3)

Net investment (gains) losses, net	$—	$1	$(9)	$5	$(3)	$(25)	$(14)	$(5)	$67	$23

Corporate and Other

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Adjusted Operating Income (Loss)—Corporate and Other(1),(2)

(amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$1	$2	$1	$2	$6	$2	$1	$2	$2	$7
Net investment income	1	1	3	1	6	(6)	5	2	5	6
Net investment gains (losses)	(2)	1	(4)	(2)	(7)	(3)	(10)	(28)	46	5
Policy fees and other income	—	1	—	—	1	—	(2)	(1)	1	(2)

Total revenues	—	5	—	1	6	(7)	(6)	(25)	54	16

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	—	—	—	1	1	—	2	1	4
Acquisition and operating expenses, net of deferrals	42	12	8	13	75	22	11	5	23	61
Amortization of deferred acquisition costs and intangibles	1	—	1	—	2	—	—	1	—	1
Interest expense	18	22	31	38	109	43	41	42	46	172

Total benefits and expenses	62	34	40	51	187	66	52	50	70	238

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(62)	(29)	(40)	(50)	(181)	(73)	(58)	(75)	(16)	(222)
Benefit for income taxes	(11)	(26)	(8)	(8)	(53)	(22)	(2)	(15)	—	(39)

LOSS FROM CONTINUING OPERATIONS	(51)	(3)	(32)	(42)	(128)	(51)	(56)	(60)	(16)	(183)

ADJUSTMENTS TO LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses	2	(1)	4	2	7	3	10	28	(46)	(5)
(Gains) losses on early extinguishment of debt	35	6	—	4	45	—	—	(3)	8	5
Expenses related to restructuring	5	1	1	7	14	—	—	1	1	2
Taxes on adjustments	(9)	(2)	—	(3)	(14)	(1)	(3)	(5)	8	(1)

ADJUSTED OPERATING INCOME (LOSS)	$(18)	$1	$(27)	$(32)	$(76)	$(49)	$(49)	$(39)	$(45)	$(182)

(1)  Includes inter-segment eliminations and the results of other businesses that are managed outside the operating segments, including certain international mortgage insurance businesses.

(2)  Income (loss) from discontinued operations is considered part of Corporate and Other activities but is excluded from the above table. Income (loss) from discontinued operations on pages 8 and 9 herein include operating results of Genworth Australia that was sold on March 3, 2021 and amounts related to the company’s former lifestyle protection insurance business that was sold on December 1, 2015. In the third quarter of 2021, the company refined its original after-tax loss on sale of Genworth Australia by recording a favorable provision to return tax adjustment of $3 million. Operating results of Genworth Australia reported as discontinued operations were as follows:

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
REVENUES:
Premiums	$—	$—	$—	$51	$51	$72	$71	$62	$69	$274
Net investment income	—	—	—	4	4	8	7	7	11	33
Net investment gains (losses)	—	—	—	(5)	(5)	29	24	66	(53)	66
Policy fees and other income	—	—	—	—	—	—	—	—	1	1

Total revenues	—	—	—	50	50	109	102	135	28	374

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	11	11	88	26	39	24	177
Acquisition and operating expenses, net of deferrals	—	—	—	7	7	14	14	13	12	53
Amortization of deferred acquisition costs and intangibles	—	—	—	6	6	8	7	6	8	29
Goodwill impairment	—	—	—	—	—	—	—	5	—	5
Interest expense	—	—	—	1	1	2	2	2	1	7

Total benefits and expenses	—	—	—	25	25	112	49	65	45	271

INCOME (LOSS) BEFORE INCOME TAXES AND GAIN (LOSS) ON SALE	—	—	—	25	25	(3)	53	70	(17)	103
Provision (benefit) for income taxes	—	—	—	8	8	2	20	23	(5)	40

INCOME (LOSS) BEFORE GAIN (LOSS) ON SALE	—	—	—	17	17	(5)	33	47	(12)	63
Gain (loss) on sale, net of taxes	—	3	—	(3)	—	—	—	—	—	—

INCOME (LOSS) FROM DISCONTINUED OPERATIONS, NET OF TAXES	—	3	—	14	17	(5)	33	47	(12)	63

Less: net income (loss) from discontinued operations attributable to noncontrolling interests	—	—	—	8	8	(1)	18	23	(6)	34

INCOME (LOSS) FROM DISCONTINUED OPERATIONS AVAILABLE TO GENWORTH FINANCIAL, INC.’S COMMON STOCKHOLDERS	$—	$3	$—	$6	$9	$(4)	$15	$24	$(6)	$29

Additional Financial Data

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Investments Summary

(amounts in millions)

		December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
	Composition of Investment Portfolio
	Fixed maturity securities:
	Investment grade:
	Public fixed maturity securities	$34,181	46%	$34,382	46%	$34,610	47%	$33,376	47%	$35,678	46%
	Private fixed maturity securities	13,872	19	13,742	18	13,722	18	13,402	18	13,734	18
	Residential mortgage-backed securities(1)	1,440	2	1,572	2	1,683	2	1,766	2	1,900	2
	Commercial mortgage-backed securities	2,570	3	2,656	4	2,714	4	2,770	4	2,955	4
	Other asset-backed securities	2,127	3	2,374	3	2,500	3	2,806	4	3,076	4
	State and political subdivisions	3,450	5	3,418	5	3,371	4	3,135	4	3,165	4
	Non-investment grade fixed maturity securities	2,840	4	3,130	4	3,049	4	2,976	4	2,987	4
	Equity securities:
	Common stocks and mutual funds	115	—	72	—	63	—	155	—	296	—
	Preferred stocks	83	—	84	—	84	—	83	—	90	—
	Commercial mortgage loans, net	6,830	9	6,886	9	6,879	9	6,755	9	6,743	9
	Policy loans	2,050	3	2,067	3	2,083	3	1,976	3	1,978	3
	Limited partnerships	1,900	3	1,617	2	1,354	2	1,160	2	1,049	1
	Cash, cash equivalents, restricted cash and short-term investments	1,597	2	2,006	3	2,335	3	1,981	3	2,606	3
	Securities lending	—	—	—	—	105	—	68	—	67	—
Other invested assets:	Derivatives:
	Interest rate swaps	364	—	298	—	280	—	84	—	468	1
	Foreign currency swaps	6	—	5	—	2	—	—	—	1	—
	Equity index options	42	—	33	—	47	—	53	—	63	—
	Other foreign currency contracts	2	—	2	—	24	—	27	—	42	—
	Other	380	1	311	1	327	1	350	—	364	1

	Total invested assets and cash	$73,849	100%	$74,655	100%	$75,232	100%	$72,923	100%	$77,262	100%

	Public Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$8,316	20%	$8,393	19%	$8,505	20%	$8,308	20%	$9,252	21%
	AA	3,872	9	3,907	9	3,872	9	3,500	8	3,699	8
	A	11,039	26	11,134	26	11,158	26	10,986	26	11,784	26
	BBB	17,789	42	17,980	42	18,208	41	17,581	42	18,327	41
	BB	1,443	3	1,658	4	1,637	4	1,579	4	1,634	4
	B	42	—	53	—	45	—	69	—	74	—
	CCC and lower	—	—	—	—	6	—	6	—	6	—

	Total public fixed maturity securities	$42,501	100%	$43,125	100%	$43,431	100%	$42,029	100%	$44,776	100%

	Private Fixed Maturity Securities—Credit Quality:
NRSRO(2) Designation
	AAA	$821	5%	$856	5%	$862	5%	$973	5%	$1,103	6%
	AA	1,718	9	1,831	10	1,850	10	1,882	10	2,020	11
	A	5,224	29	5,240	29	5,183	28	5,188	29	5,482	29
	BBB	8,861	49	8,803	48	8,962	49	8,837	49	8,841	47
	BB	1,186	7	1,252	7	1,190	7	1,117	6	1,042	6
	B	161	1	158	1	162	1	197	1	219	1
	CCC and lower	8	—	9	—	9	—	8	—	12	—

	Total private fixed maturity securities	$17,979	100%	$18,149	100%	$18,218	100%	$18,202	100%	$18,719	100%

(1)	The company does not have any material exposure to residential mortgage-backed securities collateralized debt obligations (CDOs).
(2)	Nationally Recognized Statistical Rating Organizations.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Fixed Maturity Securities Summary

(amounts in millions)

	December 31, 2021		September 30, 2021		June 30, 2021		March 31, 2021		December 31, 2020
	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total	Fair Value	% of Total
Fixed Maturity Securities—Security Sector:

U.S. government, agencies and government-sponsored enterprises	$4,552	8%	$4,500	7%	$4,484	7%	$4,273	7%	$4,805	8%
State and political subdivisions	3,450	6	3,418	6	3,371	6	3,135	5	3,165	5
Foreign government	835	1	835	1	802	1	820	1	854	1
U.S. corporate	34,924	58	35,132	57	35,289	57	34,107	57	35,857	56
Foreign corporate	10,535	17	10,740	18	10,744	18	10,485	17	10,811	17
Residential mortgage-backed securities	1,440	2	1,572	3	1,691	3	1,774	3	1,909	3
Commercial mortgage-backed securities	2,584	4	2,670	4	2,734	4	2,794	5	2,974	5
Other asset-backed securities	2,160	4	2,407	4	2,534	4	2,843	5	3,120	5

Total fixed maturity securities	$60,480	100%	$61,274	100%	$61,649	100%	$60,231	100%	$63,495	100%

Corporate Bond Holdings—Industry Sector:

Investment Grade:
Finance and insurance	$11,204	25%	$11,231	25%	$11,155	24%	$10,807	25%	$11,303	25%
Utilities	5,963	13	5,953	13	5,948	13	5,736	13	6,019	13
Energy	3,622	8	3,645	8	3,592	8	3,417	8	3,496	7
Consumer - non-cyclical	6,635	15	6,703	15	6,726	15	6,545	15	6,977	15
Consumer - cyclical	1,877	4	1,891	4	1,979	4	1,922	4	1,944	4
Capital goods	3,291	7	3,349	7	3,371	7	3,275	7	3,431	7
Industrial	2,278	5	2,251	5	2,344	5	2,299	5	2,390	5
Technology and communications	4,612	10	4,547	10	4,518	10	4,376	10	4,589	10
Transportation	1,832	4	1,836	4	1,924	4	1,877	4	2,053	4
Other	1,473	3	1,510	3	1,596	4	1,516	3	1,639	4

Subtotal	42,787	94	42,916	94	43,153	94	41,770	94	43,841	94

Non-Investment Grade:
Finance and insurance	219	—	226	—	234	1	243	1	275	1
Utilities	69	—	95	—	88	—	94	—	97	—
Energy	695	2	782	2	759	1	712	1	767	2
Consumer - non-cyclical	267	1	270	1	243	1	243	1	233	—
Consumer - cyclical	363	1	369	1	368	1	389	1	374	1
Capital goods	159	—	163	—	141	—	152	—	136	—
Industrial	263	1	366	1	368	1	356	1	340	1
Technology and communications	446	1	490	1	520	1	488	1	463	1
Transportation	28	—	26	—	26	—	18	—	17	—
Other	163	—	169	—	133	—	127	—	125	—

Subtotal	2,672	6	2,956	6	2,880	6	2,822	6	2,827	6

Total	$45,459	100%	$45,872	100%	$46,033	100%	$44,592	100%	$46,668	100%

Fixed Maturity Securities—Contractual Maturity Dates:

Due in one year or less	$1,499	2%	$1,449	2%	$1,291	2%	$1,291	2%	$1,305	2%
Due after one year through five years	8,807	15	9,039	15	9,030	15	8,926	15	9,185	14
Due after five years through ten years	15,053	25	14,956	24	15,158	25	14,904	24	14,759	23
Due after ten years	28,937	48	29,181	48	29,211	47	27,699	46	30,243	48

Subtotal	54,296	90	54,625	89	54,690	89	52,820	87	55,492	87
Mortgage and asset-backed securities	6,184	10	6,649	11	6,959	11	7,411	13	8,003	13

Total fixed maturity securities	$60,480	100%	$61,274	100%	$61,649	100%	$60,231	100%	$63,495	100%

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

General Account U.S. GAAP Net Investment Income Yields

(amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
U.S. GAAP Net Investment Income
Fixed maturity securities - taxable	$590	$614	$608	$599	$2,411	$618	$625	$594	$611	$2,448
Fixed maturity securities - non-taxable	2	2	1	2	7	1	2	1	2	6
Equity securities	2	2	2	3	9	5	3	2	2	12
Commercial mortgage loans	102	93	103	78	376	94	82	84	85	345
Policy loans	52	47	40	50	189	50	51	49	49	199
Limited partnerships	79	59	54	31	223	38	22	14	(2)	72
Other invested assets	62	63	58	58	241	65	57	52	49	223
Cash, cash equivalents, restricted cash and short-term investments	—	1	—	—	1	—	1	4	10	15

Gross investment income before expenses and fees	889	881	866	821	3,457	871	843	800	806	3,320
Expenses and fees	(23)	(22)	(22)	(20)	(87)	(25)	(23)	(21)	(24)	(93)

Net investment income	$866	$859	$844	$801	$3,370	$846	$820	$779	$782	$3,227

Annualized Yields
Fixed maturity securities - taxable	4.5%	4.6%	4.6%	4.5%	4.5%	4.6%	4.7%	4.5%	4.7%	4.7%
Fixed maturity securities - non-taxable	6.7%	6.3%	3.1%	6.3%	5.6%	3.1%	6.2%	2.6%	5.2%	4.3%
Equity securities	4.5%	5.3%	4.1%	3.8%	4.0%	4.2%	3.3%	5.3%	4.8%	4.2%
Commercial mortgage loans	5.9%	5.4%	6.0%	4.6%	5.5%	5.5%	4.8%	4.9%	4.9%	5.0%
Policy loans	10.1%	9.1%	7.9%	10.1%	9.3%	9.7%	9.4%	9.3%	9.5%	9.5%
Limited partnerships(1)	18.0%	15.9%	17.2%	11.2%	15.7%	16.1%	10.9%	7.8%	(1.2)%	9.1%
Other invested assets(2)	71.9%	79.5%	68.6%	65.0%	69.7%	67.9%	56.2%	50.0%	48.2%	56.0%
Cash, cash equivalents, restricted cash and short-term investments	—%	0.2%	—%	—%	—%	—%	0.1%	0.6%	1.4%	0.5%

Gross investment income before expenses and fees	5.4%	5.3%	5.2%	5.0%	5.2%	5.2%	5.1%	4.9%	4.9%	5.0%
Expenses and fees	(0.1)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%	(0.1)%	(0.2)%	(0.1)%	(0.1)%	(0.1)%

Net investment income	5.3%	5.2%	5.1%	4.8%	5.1%	5.1%	4.9%	4.8%	4.8%	4.9%

Yields are based on net investment income as reported under U.S. GAAP and are consistent with how the company measures its investment performance for management purposes. Yields are annualized, for interim periods, and are calculated as net investment income as a percentage of average quarterly asset carrying values except for fixed maturity securities, derivatives and derivative counterparty collateral, which exclude unrealized fair value adjustments and securities lending activity, which is included in other invested assets and is calculated net of the corresponding securities lending liability. See page 38 herein for average invested assets and cash used in the yield calculation.

(1)	Limited partnership investments are primarily equity-based and do not have fixed returns by period.
(2)	Investment income for other invested assets includes amortization of terminated cash flow hedges, which have no corresponding book value within the yield calculation.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Net Investment Gains (Losses), Net—Detail

(amounts in millions)

	2021					2020
	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
Realized investment gains (losses):
Net realized gains (losses) on available-for-sale securities:
Fixed maturity securities:
U.S. corporate	$28	$8	$2	$4	$42	$7	$2	$2	$2	$13
U.S. government, agencies and government-sponsored enterprises	—	—	—	—	—	—	316	94	—	410
Foreign corporate	10	1	(2)	1	10	5	1	(1)	—	5
Foreign government	—	(1)	1	—	—	—	—	1	—	1
Tax exempt	—	—	—	—	—	1	—	—	—	1
Mortgage-backed securities	3	3	—	(1)	5	11	—	4	—	15
Asset-backed securities	—	—	—	—	—	(1)	—	(2)	—	(3)

Total net realized gains (losses) on available-for-sale securities	41	11	1	4	57	23	319	98	2	442
Net realized gains (losses) on equity securities sold	—	—	(2)	(5)	(7)	2	(3)	—	—	(1)
Net realized gains (losses) on limited partnerships	—	—	—	3	3	—	—	—	—	—

Total net realized investment gains (losses)	41	11	(1)	2	53	25	316	98	2	441

Net change in allowance for credit losses on available-for-sale fixed maturity securities	—	—	(4)	(2)	(6)	—	2	(7)	—	(5)
Write-down of available-for-sale fixed maturity securities	—	—	—	(1)	(1)	—	(4)	—	—	(4)
Net unrealized gains (losses) on equity securities still held	4	(1)	6	(8)	1	8	3	5	(12)	4
Net unrealized gains (losses) on limited partnerships	90	75	65	34	264	84	31	37	(40)	112
Commercial mortgage loans	(4)	3	(1)	(1)	(3)	—	(3)	1	—	(2)
Derivative instruments	5	(3)	4	8	14	26	9	(36)	(48)	(49)
Other	(4)	3	1	1	1	4	(3)	(5)	(1)	(5)

Net investment gains (losses), gross	132	88	70	33	323	147	351	93	(99)	492
Adjustment for DAC and other intangible amortization and certain benefit reserves	1	—	—	—	1	(3)	(1)	4	11	11

Net investment gains (losses), net	$133	$88	$70	$33	$324	$144	$350	$97	$(88)	$503

Reconciliations of Non-GAAP Measures

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Reconciliation of Operating ROE

(amounts in millions)

Twelve Month Rolling Average ROE	Twelve months ended
U.S. GAAP Basis ROE	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net income available to Genworth Financial, Inc.’s common stockholders for the twelve months ended(1)	$904	$1,008	$1,112	$431	$178
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$11,286	$11,079	$10,823	$10,684	$10,618
U.S. GAAP Basis ROE(1)/(2)	8.0%	9.1%	10.3%	4.0%	1.7%

Operating ROE
Adjusted operating income for the twelve months ended(1)	$765	$789	$675	$458	$310
Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income(2)	$11,286	$11,079	$10,823	$10,684	$10,618
Operating ROE(1)/(2)	6.8%	7.1%	6.2%	4.3%	2.9%

Quarterly Average ROE	Three months ended
U.S. GAAP Basis ROE	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Net income available to Genworth Financial, Inc.’s common stockholders for the period ended(3)	$163	$314	$240	$187	$267
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$11,563	$11,403	$11,207	$10,988	$10,754
Annualized U.S. GAAP Quarterly Basis ROE(3)/(4)	5.6%	11.0%	8.6%	6.8%	9.9%

Operating ROE
Adjusted operating income for the period ended(3)	$164	$239	$194	$168	$188
Quarterly average Genworth Financial, Inc.’s stockholders’ equity for the period, excluding accumulated other comprehensive income(4)	$11,563	$11,403	$11,207	$10,988	$10,754
Annualized Operating Quarterly Basis ROE(3)/(4)	5.7%	8.4%	6.9%	6.1%	7.0%

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as adjusted operating income (loss) divided by average ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income (loss) in average ending Genworth Financial, Inc.’s stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE is not a substitute for net income (loss) available to Genworth Financial, Inc.’s common stockholders divided by average ending Genworth Financial, Inc.’s stockholders’ equity determined in accordance with U.S. GAAP.

(1)

The twelve months ended information is derived by adding the four quarters of net income (loss) available to Genworth Financial, Inc.’s common stockholders and adjusted operating income (loss) from page 9 herein.

(2)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, for the most recent five quarters.

(3)	Net income available to Genworth Financial, Inc.’s common stockholders and adjusted operating income from page 9 herein.
(4)

Quarterly average Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending Genworth Financial, Inc.’s stockholders’ equity, excluding accumulated other comprehensive income.

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Reconciliation of Reported Yield to Core Yield

		2021					2020
	(Assets - amounts in billions)	4Q	3Q	2Q	1Q	Total	4Q	3Q	2Q	1Q	Total
	Reported - Total Invested Assets and Cash	$73.8	$74.7	$75.2	$72.9	$73.8	$77.3	$76.9	$75.7	$71.3	$77.3
	Subtract:
	Securities lending	—	—	0.1	0.1	—	0.1	0.1	0.1	0.1	0.1
	Unrealized gains (losses)	8.2	8.5	8.9	6.9	8.2	10.7	9.9	9.7	6.0	10.7

	Adjusted end of period invested assets and cash	$65.6	$66.2	$66.2	$65.9	$65.6	$66.5	$66.9	$65.9	$65.2	$66.5

(A)	Average Invested Assets and Cash Used in Reported and Core Yield Calculation	$65.9	$66.2	$66.1	$66.2	$66.1	$66.7	$66.4	$65.6	$65.3	$66.0

	(Income - amounts in millions)

(B)	Reported - Net Investment Income	$866	$859	$844	$801	$3,370	$846	$820	$779	$782	$3,227
	Subtract:
	Bond calls and commercial mortgage loan prepayments	38	43	39	15	135	40	23	8	16	87
	Other non-core items(1)	2	(4)	3	2	3	6	6	2	7	21

(C)	Core Net Investment Income	$826	$820	$802	$784	$3,232	$800	$791	$769	$759	$3,119

(B) / (A)	Reported Yield	5.26%	5.19%	5.11%	4.84%	5.10%	5.07%	4.94%	4.75%	4.79%	4.89%
(C) / (A)	Core Yield	5.01%	4.95%	4.85%	4.73%	4.89%	4.80%	4.76%	4.69%	4.65%	4.73%

Note:    Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for items that do not reflect the underlying performance of the investment portfolio. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield is not a substitute for investment yield determined in accordance with U.S. GAAP.

(1)	Includes cost basis adjustments on structured securities and various other immaterial items.

Corporate Information

GENWORTH FINANCIAL, INC.

FINANCIAL SUPPLEMENT

FOURTH QUARTER 2021

Financial Strength Ratings As Of January 31, 2022

Company	Standard & Poor’s Financial Services LLC (S&P)	Moody’s Investors Service, Inc. (Moody’s)	Fitch Ratings, Inc. (Fitch)	A.M. Best Company, Inc. (A.M. Best)
Genworth Mortgage Insurance Corporation	BBB (Good)	Baa2 (Adequate)	BBB+ (Good)	N/A
Genworth Life Insurance Company	N/A	N/A	N/A	C++ (Marginal)
Genworth Life and Annuity Insurance Company	N/A	N/A	N/A	B (Fair)
Genworth Life Insurance Company of New York	N/A	N/A	N/A	C++ (Marginal)

The ratings included herewith represent those solicited by the company and are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in the company’s securities.

S&P states that an insurer rated “BBB” (Good) has good financial security characteristics. The “BBB” rating is the fourth-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “BBB” rating is the ninth-highest of S&P’s 21 ratings categories.

Moody’s states that insurance companies rated “Baa” (Adequate) offer adequate financial security. The “Baa” rating is the fourth-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the groups, with 1 being the highest and 3 being the lowest. These modifiers are not added to ratings in the “Aaa” category or to ratings below the “Caa” category. Accordingly, the “Baa2” rating is the ninth-highest of Moody’s 21 ratings categories.

Fitch states that “BBB” (Good) rated insurance companies are viewed as possessing good capacity to meet policyholder and contract obligations. The “BBB” rating category is the fourth-highest of nine financial strength rating categories, which range from “AAA” to “C.” The symbol (+) or (-) may be appended to a rating to indicate the relative position within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “B” category. Accordingly, the “BBB+” rating is the eighth-highest of Fitch’s 19 ratings categories.

A.M. Best states that its “B” (Fair) rating is assigned to companies that have a fair ability to meet their ongoing insurance obligations while “C++” (Marginal) is assigned to those companies that have a marginal ability to meet their ongoing insurance obligations. The “B” and “C++” ratings are the seventh- and ninth-highest of 15 ratings assigned by A.M. Best, which range from “A++” to “F.”

The company also solicits a rating from HR Ratings on a local scale for Genworth Seguros de Credito a la Vivienda S.A. de C.V., its Mexican mortgage insurance subsidiary, with a short-term rating of “HR1” and long-term rating of “HR AA.” For short-term ratings, HR Ratings states that “HR1” rated companies are viewed as exhibiting high capacity for timely payment of debt obligations in the short-term and maintain low credit risk. The “HR1” short-term rating category is the highest of six short-term rating categories, which range from “HR1” to “HR D.” For long-term ratings, HR Ratings states that “HR AA” rated companies are viewed as having high credit quality and offer high safety for timely payment of debt obligations and maintain low credit risk under adverse economic scenarios. The “HR AA” long-term rating is the second-highest of HR Ratings’ eight long-term rating categories, which range from “HR AAA” to “HR D.”

S&P, Moody’s, Fitch, A.M. Best and HR Ratings review their ratings periodically and the company cannot assure you that it will maintain the current ratings in the future. These and other agencies may also rate the company or its insurance subsidiaries on a solicited or an unsolicited basis. The company does not provide non-public information to agencies issuing unsolicited ratings and cannot ensure that any agencies that rate the company or its insurance subsidiaries on an unsolicited basis will continue to do so.